MASTER

                    ASSIGNMENT, BILL OF SALE, AND CONVEYANCE

            This ASSIGNMENT, BILL OF SALE, AND CONVEYANCE ("Assignment") is executed this 16th day of March, 2007 (the "Assignment Date") and is from NEW ALBANY - INDIANA, LLC, a Delaware limited liability company having as its address 1975 Waddle Road, State College, Pennsylvania 16801 ("Assignor"), to BASELINE OIL & GAS CORP., a Nevada corporation having as its address 3 Park Avenue, 16th Floor, New York, New York 10016 ("Assignee").

                                       I.
                   GRANTING, RESERVATION, AND HABENDUM CLAUSES

      1.1 Grant. For One Hundred Dollars ($100.00) and other good and valuable consideration, the receipt and sufficiency of which Assignor hereby acknowledges, Assignor has granted, transferred, conveyed, and assigned, and does hereby grant, transfer, convey, and assign, to Assignee, effective as provided herein as of March 16, 2007, at 7:00 a.m., Eastern Standard Time (the "Effective Time"), the following properties and assets:

            (a) an undivided 40.423% (the "Adjusted Economic Interest Percentage") of the rights, titles, and interests of Assignor (including in each case, without limitation, fee mineral interests, leasehold interests, royalty interests, overriding royalty interests, production payments, net profits interests, carried interests, reversionary interests, possibilities of reverter, and conversion rights and options) in, to, under, or derived from (i) the oil and gas leases described more particularly on Exhibit A and the leasehold estates created thereby, as to all lands and depths covered thereby or the applicable part or portion thereof if specifically limited in depth and/or areal extent in Exhibit A (whether one or more, the "Leases"), (ii) the lands covered by the Leases or otherwise described on Exhibit A, (iii) all units created by the pooling, unitization, and communitization agreements in effect with respect to the Leases and the lands covered thereby or otherwise described on Exhibit A, and (iv) the oil and gas leases and lands included in any units with which the Leases or the lands covered thereby or otherwise described on Exhibit A may have been pooled, unitized, or communitized, and all other rights, interests, privileges, benefits, and powers of any kind or character conferred upon Assignor as the owner of any of such interests;

            (b) an undivided interest, equal to the Adjusted Economic Interest Percentage, in and to all of the rights, titles, and interests of Assignor in and to the wells for the production of Hydrocarbons that are located on the Leases or on other leases or lands with which the Leases or the lands covered thereby or otherwise described on Exhibit A may have been pooled, unitized, or communitized, also described more particularly on Exhibit_B (collectively, the "Wells");

            (c) an undivided interest, equal to the Adjusted Economic Interest Percentage, in and to all of the rights, titles, and interests of Assignor in and to all crude oil, natural gas, condensate, distillate, natural gasoline, natural gas liquids, other liquid or gaseous hydrocarbons, sulphur, and every other mineral or substance, or any of them, the right to explore for which, or an interest in which, is granted pursuant to the Leases or the other interests described herein ("Hydrocarbons") (i) produced from or allocable to the interests of Assignor described in clauses (a) and (b) of this Section 1.1 and existing in pipelines, storage tanks, or other processing or storage facilities upstream of the delivery points to the relevant purchasers as of the Effective Time, and (ii) produced from or allocable to such interests of Assignor from and after the Effective Time;

            (d) an undivided interest, equal to the Adjusted Economic Interest Percentage, in and to all of the rights, titles, and interests of Assignor in and to all fee surface interests in land, surface leases, easements, rights-of-way, servitudes, licenses, franchises, road, railroad, and other surface use permits or agreements, and similar rights and interests (if any) located on the lands covered by the Leases or otherwise described on Exhibit A or on any units with which the Leases or the lands covered thereby or otherwise described on Exhibit A may have been pooled, unitized, or communitized, or that otherwise relate to the interests of Assignor described in clauses (a) and (b) of this Section 1.1, described more particularly on Exhibit C (collectively, the "Real Property Interests");

            (e) an undivided interest, equal to the Adjusted Economic Interest Percentage, in and to all of the rights, titles, and interests of Assignor in and to all equipment, machinery, fixtures, inventory, improvements, and other personal, mixed, or movable property located on the lands covered by the Leases or otherwise described on Exhibit A or with which the Leases or the lands covered thereby or otherwise described on Exhibit A have been pooled, unitized, or communitized, to the extent used in connection with or attributable to the interests of Assignor described in clauses (a) and (b) of this Section 1.1 (except for any such personal property leased from third Persons), including, without limitation: water wells; saltwater disposal wells and facilities; injection wells and facilities; well equipment; casing; rods; tanks and tank batteries; boilers; tubing; pumps; pumping units and engines; platforms; Christmas trees; production facilities; dehydration units and facilities; heater-treaters; processing, fractionation, treatment, and separation plants and facilities; testing and sampling equipment; sulfur recovery units and facilities; valves; gauges; meters; generators; motors; gun barrels; flow lines; water lines; gas lines; gathering lines, laterals and trunk lines, and other pipe lines; gas systems (for gathering, treatment, and compression); chemicals; solutions; water systems (for treatment, disposal, and injection); power plants; poles; lines; transformers; starters and controllers; and any and all additions or accessions to, substitutions for, and replacements of any of the foregoing, together with all attachments, components, parts, equipment, and accessories installed thereon or affixed thereto (collectively, the "Personal Property");

            (f) an undivided interest, equal to the Adjusted Economic Interest Percentage, in and to all of the rights, titles, and interests of Assignor in, to, and under the contracts, agreements, options, leases, licenses, and other rights owned by Assignor, in whole or in part, or to which Assignor is a party, that are (i) appurtenant to or affect the properties and rights comprising the items listed in this Section 1.1, or (ii) used or held for use in connection with the use, ownership, or operation thereof, all as described more particularly on Exhibit D (collectively, the "Contracts");

            (g) all permits, licenses, authorizations, certificates, registrations, or other approvals (other than permits and licenses constituting Real Property Interests) granted by any Governmental Authority that pertain or relate in any way to the items listed in this Section 1.1, and that are transferable by Assignor to Assignee (the "Transferable Permits");

            (h) all intangible rights, inchoate rights, transferable rights under warranties made by prior owners, manufacturers, vendors, and third Persons, and rights accruing under applicable statutes of limitation or prescription, insofar only as the foregoing rights and interests relate or are attributable to the items listed in this Section 1.1, and do not constitute Excluded Assets, but including, without limitation, an undivided interest, equal to the Adjusted Economic Interest Percentage, in and to all underproduction accounts or credits of Assignor pertaining to Imbalances in existence as of the Effective Time; and

            (i) all maps, logs, geological, geophysical, reserve engineering, and other scientific and technical information, reports, and data (including, without limitation, conventional and 3-D seismic data) that relate exclusively to the items listed in this Section 1.1 (collectively, the "Data"), are owned by Assignor, do not constitute Excluded Assets, and the disclosure and transfer of which is not prohibited by confidentiality or other contractual arrangements in existence on the Effective Time.

The interests of Assignor immediately prior to the Effective Time in and to the property and rights comprising the items listed in this Section 1.1 shall be referred to herein as the "Company Assets." The interests in the Company Assets conveyed by Assignor to Assignee pursuant to this Assignment shall be referred to herein as the "Assigned Interests."

      1.2 Excluded Assets. There is expressly excluded from this Assignment, and Assignor expressly excepts, reserves, and retains to itself, the following properties and assets (collectively, the "Excluded Assets"):

            (a) (i) an undivided 59.577% of the rights, titles, and interests owned by Assignor immediately prior to the Effective Time in, to, under, or derived from (A) the Leases, (B) the lands covered by the Leases or otherwise described on Exhibit A, (C) all units created by the pooling, unitization, and communitization agreements in effect with respect to the Leases and the lands covered thereby or otherwise described on Exhibit A, and (D) the oil and gas leases and lands included in any units with which the Leases or the lands covered thereby or otherwise described on Exhibit A may have been pooled, unitized, or communitized, and all other rights, interests, privileges, benefits, and powers of any kind or character conferred upon Assignor as the owner of such interests; (ii) an undivided 59.577% of the rights, titles, and interests owned by Assignor immediately prior to the Effective Time in and to the Wells; (iii) an undivided 59.577% of the rights, titles, and interests owned by Assignor immediately prior to the Effective Time in and to all Hydrocarbons produced from or allocable to the interests of Assignor described in clauses (i) and (ii) of this Section 1.2(a); (iv) an undivided 59.577% of the rights, titles, and interests owned by Assignor immediately prior to the Effective Time in and to (A) the Real Property Interests, (B) the Personal Property, and (C) the Contracts; and (v) all intangible rights, inchoate rights, transferable rights under warranties made by prior owners, manufacturers, vendors, and third Persons, and rights accruing under applicable statutes of limitation or prescription, insofar only as the foregoing rights and interests relate or are attributable to the items listed in this Section 1.2(a), including, without limitation, an undivided 59.577% interest in and to all underproduction accounts or credits pertaining to Imbalances to which Assignor was entitled as of the Effective Time;

            (b) all corporate, financial, legal, and tax records of Assignor;

            (c) all deposits, cash, checks in process of collection, cash equivalents, and funds attributable to the Company Assets for the period prior to the Effective Time;

            (d) all Hydrocarbons produced from or allocable to the Company Assets prior to the Effective Time, except for those Hydrocarbons described in
Section 1.1(c)(i);

            (e) all fees, rentals, proceeds, payments, revenues, and other rights and economic benefits of every kind and character accruing or payable to the owner of the items listed in Section 1.2(a) prior to the Effective Time;

            (f) all rights, interests, and Claims that Assignor may have under any policy of insurance or indemnity, surety bond, or any insurance or condemnation proceeds or recoveries from third Persons relating to property damage or casualty loss affecting the Company Assets occurring prior to the Effective Time;

            (g) all Claims, whether in contract, in tort, or arising by operation of law, and whether asserted or unasserted as of the Effective Time, that Assignor may have against any Person arising out of acts, omissions, or events, or injury to or death of Persons or loss or destruction of or damage to property, relating in any way to the Company Assets that occurred prior to the Effective Time; provided, however, that no such Claim may be settled, compromised, or otherwise resolved in a manner that results in an obligation borne by Assignee or the Assigned Interests from and after the Effective Time without the prior written consent of Assignee;

            (h) all exchange traded futures contracts and over-the-counter derivative contracts of Assignor as to which Assignor has an open position as of the Effective Time;

            (i) any and all rights to use Assignor's name, marks, trade dress or insignia, or to use the name, marks, trade dress or insignia of any Affiliate of Assignor, and all of Assignor's intellectual property, including, without limitation, proprietary or licensed computer software; patents; trade secrets; copyrights; and Data that either (i) is subject to a confidentiality obligation or restriction on transferability as to which Assignor is unable to obtain the required waiver or consent or (ii) is licensed from a third Person from whom Assignor and Assignee are unable to obtain an appropriate sub-license;

            (j) all amounts due or payable to Assignor as adjustments to insurance premiums related to the Company Assets for periods prior to the Effective Time;

            (k) all Claims of Assignor for refunds of or any loss carry-forwards with respect to any taxes relating to the Company Assets for periods prior to the Effective Time;

            (l) all audit rights and all amounts due or payable to Assignor as refunds, adjustments, or settlements of disputes arising under the Leases, the Real Property Interests, or the Contracts for periods prior to the Effective Time;


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

            (m) all trade credits and the proceeds of all accounts receivable, notes receivable, instruments, general intangibles, and other receivables due or payable to Assignor relating to the Company Assets that accrued prior to the Effective Time; and

            (n) all interests, rights, property, and assets of Assignor not located on or used in connection with the Assigned Interests or otherwise specifically included in the definition of the Assigned Interests.

      1.3 Habendum. TO HAVE AND TO HOLD, subject to the terms, exceptions and other provisions herein stated, the Assigned Interests unto Assignee and its successors and assigns forever.

                                       II.
                             WARRANTIES; DISCLAIMERS

      2.1 Limited Warranty; Subrogation. Assignor agrees to warrant and forever defend title to the Assigned Interests unto Assignee and its successors and assigns against the Claims of all Persons claiming, or to claim the same, or any part thereof, by, through, or under Assignor, but not otherwise, but subject to the existence of the Permitted Encumbrances. Except as provided in the immediately preceding sentence of this Section 2.1, this Assignment is made without warranty of title, expressed, implied, or statutory, and without recourse, even as to the return of the purchase price or other consideration, but with full substitution and subrogation of Assignee, and all Persons claiming by, through, and under Assignee, to the extent assignable, in and to all covenants and warranties of all predecessors in title of Assignor and with full subrogation of all rights accruing under the statutes of limitation or prescription applicable to the Assigned Interests and all rights of action of warranty against all former owners of the Assigned Interests.

      2.2 Further Disclaimers. To the extent required by applicable law to be operative, the disclaimers of certain warranties contained in this Section 2.2 are "conspicuous disclaimers" for the purposes of any applicable law. EXCEPT AS OTHERWISE PROVIDED IN THIS ASSIGNMENT AND THE REDEMPTION AGREEMENT, ASSIGNEE AGREES THAT ASSIGNOR IS CONVEYING THE ASSIGNED INTERESTS WITHOUT REPRESENTATION, WARRANTY, OR INDEMNITY, EITHER EXPRESSED OR IMPLIED AT COMMON LAW, BY STATUTE, OR OTHERWISE (ALL OF WHICH ASSIGNOR HEREBY DISCLAIMS), RELATING TO (i) TITLE,
(ii) MERCHANTABILITY, DESIGN, OR QUALITY, OR (iii) FITNESS FOR ANY PARTICULAR PURPOSE.

                                      III.
                              ADDITIONAL COVENANTS

      3.1 Revenues and Benefits. Subject to the terms of this Assignment, Assignee shall be entitled to all fees, rentals, payments, proceeds, revenues, and other rights and economic benefits of every kind and character accruing or payable to the owner of the Assigned Interests that are attributable to the period from and after the Effective Time.

      3.2 Assumption of Liabilities. Subject to the terms of this Assignment, Assignee assumes and agrees to pay, perform, and discharge the following duties, obligations, and liabilities (collectively, the "Assumed Liabilities"): (a) the performance of the terms, conditions, and covenants of, and the discharge of the share attributable to the Assigned Interests of the duties, obligations, and liabilities arising under the terms of, the Leases and the Contracts for the period from and after the Effective Time, including, without limitation, the share attributable to the Assigned Interests of the duties, obligations and liabilities of Assignor arising under that certain Exploration Agreement dated April 7, 2006, by and among Source Rock Resources, Inc., Aurora Energy, Ltd., and Assignor, and that certain Exploration Agreement dated January 27, 2006, but effective November 1, 2005, by and between Aurora Energy, Ltd., and Assignor;
(b) subject to the terms of the Redemption Agreement, all obligations and liabilities of Assignor for the payment of money with respect to the Assigned Interests (including, without limitation, the payment of all costs and expenses incurred in connection with the Assigned Interests and the payment of the share attributable to the Assigned Interests of all royalties, overriding royalties, and other similar burdens on production, as well as all rentals, shut-in well payments, minimum royalties, and other lease maintenance payments under the terms of the Leases) for the period from and after the Effective Time, including, without limitation, all obligations and liabilities of Assignor for the payment of money with respect to the Assigned Interests arising under that certain Exploration Agreement dated April 7, 2006, by and among Source Rock Resources, Inc., Aurora Energy, Ltd., and Assignor, and that certain Exploration Agreement dated January 27, 2006, but effective November 1, 2005, by and between Aurora Energy, Ltd., and Assignor; (c) the share attributable to the Assigned Interests of all obligations regarding the plugging and abandonment of all Wells and Personal Property and the performance of all related salvage, site clearance, and surface restoration operations from and after the Effective Time;
(d) the share attributable to the Assigned Interests of all liabilities for injury to or death of any person or other living thing, or loss or destruction of or damage to property affecting or relating to the Leases, Wells, and Personal Property to the extent that such liability, or the acts, omissions, events, or conditions giving rise thereto, arise, occur, or exist at or after the Effective Time; and (e) all other duties, obligations, liabilities, and claims, whether in contract, in tort, or arising by operation of law, accruing or resulting from, arising out of, or otherwise associated with the ownership, operation, development, production, and maintenance of the Assigned Interests and the marketing of Hydrocarbons produced therefrom or allocable thereto for the period from and after the Effective Time.

      3.3 Possession; Risk of Loss. As of the Effective Time, Assignor shall deliver to Assignee exclusive possession and control of the Assigned Interests. Assignor agrees to cooperate with Assignee to facilitate the transition of the ownership of the Assigned Interests to Assignee. As between Assignor and Assignee, Assignor shall assume and bear the risk of loss associated with the Assigned Interests prior to 9:00 a.m., Eastern Standard Time, on the Effective Time, and Assignee shall assume and bear all risk of loss associated with the Assigned Interests from and after 9:00 a.m., Eastern Standard Time, on the Effective Time.

      3.4 Proration of Taxes. Assignee shall assume responsibility for, and shall bear and pay, all state sales and use taxes and real estate transfer taxes (including any applicable interest or penalties) incurred or imposed with respect to the transfer of the Assigned Interests. Assignor shall assume responsibility for, and shall bear and pay, all ad valorem, property, severance, Btu or gas, transportation, excise or other taxes or governmental fees or charges ("Property-Related Taxes"), including any applicable penalties and interest, based upon or measured by the ownership of the Assigned Interests or the receipt of proceeds therefrom, but exclusive of income taxes, and assessed against the Assigned Interests by any taxing authority for the period prior to the Effective Time. Assignee shall be responsible for, and shall bear and pay, all such Property-Related Taxes assessed against the Assigned Interests by any taxing authority for any period that begins on or after the Effective Time. For purposes of this Agreement, the foregoing proration of Property-Related Taxes shall be accomplished pursuant to Section 3.5 and, in the case of ad valorem and other property taxes, shall be based upon the ad valorem and other property taxes actually assessed against the Assigned Interests for 2007, or, in the absence of such assessments, the ad valorem and other property taxes actually assessed against the Assigned Interests for 2006.

      3.5 Accounting. As soon as is reasonably practicable after the Assignment Date, but in no event more than one hundred and twenty (120) days thereafter, Assignor and Assignee shall enter into an accounting for the purposes of accomplishing the proration of Property-Related Taxes provided for in Section
3.4 and bringing into balance, in accordance with the terms of this Article III, the amount of the proceeds from the sale of Hydrocarbons produced from or attributable to the Assigned Interests received, and the amount of the costs and expenses attributable to the Assigned Interests incurred and paid, in each case during the periods prior to and after the Effective Time. No later than thirty
(30) days after the completion of such accounting, Assignor and Assignee shall each pay to the other such amounts as are necessary to accomplish the purposes of such accounting.

      3.6 Further Assurances. Following the date of this Assignment, Assignor and Assignee agree to execute, acknowledge, and deliver such further documents and instruments, and take such other actions, as are necessary or useful in carrying out the purposes of this Assignment. If, after the Effective Time, either Assignor or Assignee receives monies belonging to the other party, such amounts shall immediately be paid over to the proper party. If, after the Effective Time, an invoice or other evidence of an obligation relating to the Assigned Interests is received by either Assignor or Assignee, and such invoice represents either an obligation of the other party or an obligation of both Assignor and Assignee, Assignor and Assignee shall consult and cooperate with each other to the end that such invoice is paid in a timely manner by the proper party or parties.

                                       IV.
                                  MISCELLANEOUS

      4.1 Additional Definitions. In addition to the terms defined elsewhere in this Assignment, for purposes hereof, the following expressions and terms shall have the meanings set forth in this Section 4.1, unless expressly stated otherwise:

      (a) "Claims" means any and all claims, demands, Liens, notices of non-compliance or violation, notices of liability or potential liability, investigations, actions (whether judicial, administrative, or arbitrational), causes of action, suits, and controversies.

      (b) "Governmental Authority" means any governmental or quasi-governmental federal, state, provincial, county, city, or other political subdivision of the United States, any foreign country, or any department, bureau, agency, commission, court, or other statutory or regulatory body or instrumentality thereof.

      (c) "Imbalance" means any imbalance between (i) the quantity of Hydrocarbons produced from any Well and allocated to a Person from time to time and the share of such production to which such Person is actually entitled by virtue of its ownership interest in such Well, (ii) the quantity of Hydrocarbons produced from or allocable to any Well delivered, and the quantity of such Hydrocarbons received, in each case for gathering, transportation, or storage for the account of a Person, (iii) the quantity of Hydrocarbons produced from or allocable to any Well delivered for processing or refining, and the quantity of products or residue Hydrocarbons redelivered, in each case for the account of a Person, and (iv) other similar types of Hydrocarbon-related imbalances attributable to the Wells.

      (d) "Lien" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien, or charge of any kind (including any agreement to grant any of the foregoing), any conditional sale or title retention agreement, any lease in the nature thereof, or the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

      (e) "Permitted Encumbrances" means: (i) preferential rights to purchase any Asset (including, without limitation, any Contract), required non-governmental, third Person consents to assignment, and similar agreements with respect to which, prior to the Effective Time, (A) waivers or consents are obtained from the appropriate Persons, or (B) the appropriate time period for asserting such rights has expired without an exercise of such right; (ii) required non-governmental, third Person consents to assignment if such consent is of a type customarily obtained subsequent to a sale or conveyance; (iii) Liens for taxes or assessments not yet delinquent or, if delinquent, those taxes or assessments that are being contested in good faith by proceedings diligently conducted in the normal course of business; (iv) all rights to consent by, required notices to, filings with, or other actions by Governmental Authorities in connection with the sale or conveyance of the Assigned Interests if the same are customarily obtained, given, or made subsequent to such sale or conveyance;
(v) the Leases, the Contracts, and the Real Property Interests; (vi) all easements, rights-of-way, servitudes, permits, licenses, surface leases, and other rights to use the surface (in addition to the Real Property Interests) affecting or pertaining to the Assigned Interests, but that are not included in the Assigned Interests and do not interfere materially with the ownership, operation, value, or use of the Assigned Interests; (vii) any operator's or other inchoate or undetermined Lien or charge, whether statutory or contractual, constituting or securing the payment of expenses which were or will be incurred in the ordinary course of business and incidental to the maintenance, development, production, or operation of any Assigned Interest, to the extent the same secure amounts not yet due and payable or that are being contested in good faith by proceedings diligently conducted in the normal course of business;
(viii) conventional rights of reassignment; and (ix) the rights reserved to, vested in, or imposed by any Governmental Authority to control, regulate, or monitor the Assigned Interests in any manner, and all applicable laws; and (x) all other Liens, charges, encumbrances, contracts, agreements, instruments, obligations, and irregularities affecting any Assigned Interest that in the aggregate are not such as to interfere materially with the ownership, operation, value, or use of such Assigned Interest for the purposes for which it is held.

      (f) "Person" means any individual, corporation, limited liability company, partnership, trust, unincorporated organization, Governmental Authority, or any other form of entity.

      4.2 Redemption Agreement. This Assignment is expressly made subject to the terms of that certain Membership Interest Redemption Agreement dated of even date herewith, between Assignor and Assignee (the "Redemption Agreement"). The delivery of this Assignment shall not affect, enlarge, diminish, or otherwise impair any of the representations, warranties, covenants, indemnities, terms, or provisions of the Redemption Agreement. The representations, warranties, covenants, indemnities, terms, and provisions contained in the Redemption Agreement shall not be merged with or into this Assignment but shall survive the execution and delivery of this Assignment to the extent, and in the manner, set forth in the Redemption Agreement.

      4.3 Successors and Assigns. The provisions of this Assignment shall be covenants running with the land, and this Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      4.4 GOVERNING LAW. THIS ASSIGNMENT AND THE LEGAL RELATIONS BETWEEN ASSIGNOR AND ASSIGNEE HEREUNDER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF INDIANA, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION.

      4.5 Exhibits. All exhibits attached hereto are hereby made a part hereof and incorporated herein by this reference. References in such exhibits to instruments on file in the public records are notice of such instruments for all purposes. Unless provided otherwise, all recording references in such exhibits are to the appropriate records of the counties in which the Assigned Interests are located.

      4.6 Captions. The captions and article and section numbers in this Assignment are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Assignment. References in this Assignment to articles, sections, and exhibits are to articles, sections, and exhibits of this Assignment unless otherwise specified.

      4.7 Counterparts. This Assignment may be executed in one or more originals, but all of which together shall constitute one and the same instrument.

            EXECUTED on the date set forth above, to be effective as provided herein as of the Effective Time.

                                          ASSIGNOR

                                          NEW ALBANY - INDIANA, LLC

                                          By: Rex Energy Wabash, LLC,
                                              its Managing Member

                                              By:
                                                  --------------------------
                                              Name:
                                                    ------------------------
                                              Title:
                                                     -----------------------

THE STATE OF _________           ss.
                                 ss.
COUNTY OF ___________            ss.

            This instrument was acknowledged before me on ___________ __, 2007, by ___________________, of Rex Energy Wabash, LLC, in its capacity as Managing Member of New Albany - Indiana, LLC, a Delaware limited liability company, on behalf of such limited liability company.


                                              ----------------------------------
                                              Notary Public - State of
                                                                       ---------

                                              ASSIGNEE

                                              BASELINE OIL & GAS CORP.,
                                              a Nevada corporation


                                              By:
                                                  -----------------------------
                                                  Thomas R. Kaetzer
                                                  President

THE STATE OF TEXAS              ss.
                                ss.
COUNTY OF HARRIS                ss.

            This instrument was acknowledged before me on March __, 2007, by Thomas R. Kaetzer, President of Baseline Oil & Gas Corp., a Nevada corporation, on behalf of such corporation.


                                              ------------------------------
                                              Notary Public - State of Texas

EXHIBITqS

Exhibit A  -  Leases
Exhibit B  -  Wells
Exhibit C  -  Real Property Interests
Exhibit D  -  Contracts

                                    EXHIBIT A

     Attached to and made a part of Assignment, Bill of Sale, and Conveyance dated as of March 16, 2007, from New Albany-Indiana, LLC,
              as Assignor, to Baseline Oil & Gas Corp., as Assignee

                                     LEASES

The following spreadsheets contain the list of the Leases, as well as any relevant amendments and ratifications, that are subject to this Agreement. In most cases, the documents are described in a matrix or spreadsheet format. Each row describes a separate document.

If there is a memorandum relating to a particular Lease, then the description of the memorandum will appear in the row following the description of the Lease. If a Lease has been amended or ratified, then the description of the Lease will be as amended or ratified by the document identified as amending or ratifying the Lease. If a Lease has been pooled, then the unit declaration forming the unit will be described below the last Lease.

The undivided Working Interests and Net Revenue Interests shown for the Leases are the undivided interests in the Leases owned by Assignor immediately prior to this Assignment. Assignor makes no representation or warranty regarding such interests, however, except to the extent provided in the Conveyance.

The lands covered by each Lease are all lands and subsurface intervals described therein unless otherwise noted.


                                Exhibit A-Page 1

                                    EXHIBIT B

     Attached to and made a part of Assignment, Bill of Sale, and Conveyance dated as of March 16, 2007, from New Albany-Indiana, LLC,
              as Assignor, to Baseline Oil & Gas Corp., as Assignee

                            WELLS; WORKING INTERESTS
                            AND NET REVENUE INTERESTS

                                 1. Aurora Wells

       WELL NAME        SECTION     TOWNSHIP     RANGE       COUNTY       STATE
Poe D4-2                   2           7N         7W         Greene         IN
Poe D4-2 SWD               2           7N         7W         Greene         IN
Pope C1-1HD                1           7N         7W         Greene         IN
Pope C1-1AHD               1           7N         7W         Greene         IN
Dayhoff A2-15              15          8N         6W         Greene         IN
Dayhoff A2-15 SWD          15          8N         6W         Greene         IN
Dayhoff B4-16HD            16          8N         6W         Greene         IN
Dayhoff B4-16AHD           16          8N         6W         Greene         IN
Powell D4-16               16          8N         6W         Greene         IN
Powell D4-16SWD            16          8N         6W         Greene         IN

                             2. JetEx Farmout Wells

        WELL NAME       SECTION     TOWNSHIP     RANGE       COUNTY       STATE
Fritz 1-30                 30         10N         6W          Clay          IN
Kirk 1-17                  17          8N         6W         Greene         IN
Ferguson 1                 36         10N         7W          Clay          IN
Beatty 1                   10          8N         6W         Greene         IN

                       3. El Paso Operating Agreement Well

        WELL NAME       SECTION     TOWNSHIP     RANGE       COUNTY       STATE
Bogard 1-10H               10          6N         6W         Greene         IN

Assignor's interest in the Bogard 1-10 Well is derived under the terms of the joint operating agreement identified as item 8 on Exhibit D. Assignor will not receive an assignment of interest of record with respect to this Well.


                                Exhibit B-Page 1

                                    EXHIBIT C

     Attached to and made a part of Assignment, Bill of Sale, and Conveyance dated as of March 16, 2007, from New Albany-Indiana, LLC,
              as Assignor, to Baseline Oil & Gas Corp., as Assignee

                             REAL PROPERTY INTERESTS

None.


                                Exhibit C-Page 1

                                    EXHIBIT D

     Attached to and made a part of Assignment, Bill of Sale, and Conveyance dated as of March 16, 2007, from New Albany-Indiana, LLC,
              as Assignor, to Baseline Oil & Gas Corp., as Assignee

                                    CONTRACTS

1. Purchase and Sale Agreement dated November 15, 2006, by and between Aurora Energy, Ltd., and New Albany-Indiana, LLC.

2. Purchase and Sale Agreement dated March 3, 2006, by and between Source Rock Resources, Inc., and New Albany-Indiana, LLC.

3. Farmout and Participation Agreement dated as of July 19, 2005, between Aurora Energy, Ltd., and Wabash Energy Partners, as Farmors, and JetEx LLC, as Farmee, covering lands located in Green, Clay, and Owens Counties, Indiana (the "JetEx Farmout").

4. Assignment of Farmout and Participation Agreement dated January 31, 2006, between Aurora Energy, Ltd., and New Albany-Indiana, LLC.

5. Exploration Agreement dated January 27, 2006, effective as of November 1, 2005, between Aurora Energy, Ltd., and New Albany - Indiana, LLC.

6. Exploration Agreement dated April 7, 2006, by and among Source Rock Resources, Inc., New Albany-Indiana, LLC, and Aurora Energy, Ltd.

7. Grant of Option dated January 27, 2006, between Aurora Energy, Ltd., and New Albany-Indiana, LLC.

8. Operating Agreement dated May 1, 2006, between El Paso Production Company, as Operator, and Pogo Producing Company, Aurora Energy, Ltd., Aurora Operating, L.L.C., and New Albany-Indiana, LLC, as Non-Operators, covering the South Lyons Prospect Area (Initial Test - Bogard 1-10H), Greene County, Indiana, a memorandum of which is recorded in Book 66, Page 840, Instrument Number 200600003777, Public Records of Greene County, Indiana.

9. Operating Agreement dated effective as of April 1, 2006, among Aurora Energy, Ltd., as Operator, and New Albany-Indiana, LLC, Venator Energy, LLC, and Wayne Corprew, as Non-Operators, relating to the Cardinal Unit, Greene County, Indiana.

10. Operating Agreement dated effective as of April 1, 2006, among Aurora Energy, Ltd., as Operator, and New Albany - Indiana, LLC, Venator Energy, LLC, and Wayne Corprew, as Non-Operators, relating to the Eagle Unit, Greene County, Indiana.

                                Exhibit D-Page 1